NOTE 2- Significant accounting policies: f. Foreign currency transactions (Policies)	12 Months Ended
Dec. 31, 2024
Policies
f. Foreign currency transactions:

f.Foreign currency transactions:

Transactions denominated in foreign currency other than the functional currency are recognized on initial recognition at the exchange rate as of the date of the transaction. After initial recognition, monetary assets and liabilities denominated in foreign currency are translated at the end of each reporting period into the functional currency at the exchange rate as of that date. Exchange differences are recognized in profit or loss. Non-monetary assets and liabilities measured at cost are translated at the exchange rate as of the date of the transaction.

Transactions and balances in foreign currencies are converted into USD in accordance with the principles set forth by International Accounting Standard (IAS) 21 - "The Effects of Changes in Foreign Exchange Rates”.